EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETS

Case:                 divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit:               Software (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING MAY 31, 2003

Comes Now, divine, inc. et. al. - Software Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing May 1, 2003 and ending May 31, 2003 as shown by the report and exhibits consisting of 25 pages and containing the following, as indicated:

☒                                              Monthly Reporting Questionnaire (Attachment 1)

☒                                              Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒                                              Summary of Accounts Receivable (Form OPR-3)

☒                                              Schedule of Post-petition Liabilities (Form OPR-4)

☒                                              Income Statement (Form OPR-5)

☒                                              Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	6/25/03		DEBTOR (S)-IN-POSSESSION

		By:	/s/ Jude M. Sullivan
(Signature)

(Signature)
		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software (1)

Monthly Reporting Questionnaire - Question #1

May 31, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Cullinane, Mike	CFO	5/2/2003	12,115.38	4,161.26	126.93	7,827.19	4,161.26	4,161.26	5/2/2003
Cullinane, Mike	CFO	5/16/2003	24,230.76	9,031.84	126.93	15,071.99	9,031.84	9,031.84	5/16/2003
Filipowski, Andrew	CEO	5/2/2003	12,500.00	4,384.38	126.93	7,988.69	4,384.38	4,384.38	5/2/2003
Filipowski, Andrew	CEO	5/16/2003	25,000.00	9,765.64	126.93	15,107.43	9,765.64	9,765.64	5/16/2003
Humenansky, Paul	President	5/2/2003	12,115.38	4,545.91	126.92	7,442.55	4,545.91	4,545.91	5/2/2003
Humenansky, Paul	President	5/16/2003	24,230.76	9,449.18	126.92	14,654.66	9,449.18	9,449.18	5/16/2003
Kane, Scott	President - Software	5/2/2003	9,615.38	3,354.83	203.85	6,056.70	3,354.83	3,354.83	5/2/2003
Kane, Scott	President - Software	5/16/2003	9,615.38	2,902.53	203.85	6,509.00	2,902.53	2,902.53	5/16/2003
Kane, Scott	President - Software	5/17/2003	93,750.00	29,484.38	—	64,265.62	29,484.38	29,484.38	5/17/2003
Kane, Scott	President - Software	5/30/2003	18,431.49	6,449.39	203.86	11,778.24	6,449.39	6,449.39	5/30/2003
Kupferschmid, Chauncey	VP Operations - Software	5/2/2003	9,615.38	3,454.85	1,101.53	5,059.00	3,454.85	3,454.85	5/2/2003
Kupferschmid, Chauncey	VP Operations - Software	5/16/2003	9,615.38	2,903.35	1,101.53	5,610.50	2,903.35	2,903.35	5/16/2003
Kupferschmid, Chauncey	VP Operations - Software	5/17/2003	93,750.00	29,057.45	1,423.10	63,269.45	29,057.45	29,057.45	5/17/2003
Kupferschmid, Chauncey	VP Operations - Software	5/30/2003	18,431.49	6,968.50	43.84	11,419.15	6,968.50	6,968.50	5/30/2003
Sullivan, Jude	General Counsel	5/2/2003	9,807.69	3,671.02	369.27	5,767.40	3,671.02	3,671.02	5/2/2003
Sullivan, Jude	General Counsel	5/16/2003	9,807.69	3,174.85	138.47	6,494.37	3,174.85	3,174.85	5/16/2003
Sullivan, Jude	General Counsel	5/30/2003	9,807.69	3,174.85	138.47	6,494.37	3,174.85	3,174.85	5/30/2003

			402,439.85	135,934.21	5,689.33	260,816.31	135,934.21	135,934.21

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Jude Sullivan was the only executive employee remaining with debtor after the sale of business on May 15, 2003

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Software (1)
Monthly Reporting Questionnaire - Question #2
May 31, 2003

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8/18/2003	8/18/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
$25,000

Service Interruption - Damage and Time Element Including Transmission & Distribution Lines for All Public Utilities, I.e., Direct Physical Loss to Service, Steam, Water, Gas, Electric, Sewer, Communication Services/Suppliers Newly Acquired Locations

$5,000,000
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days Building)
			$1,000,000	Newly Acquired Property (180 days Personal)
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8/18/2003	8/18/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2003	8/18/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage

Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8/18/2003	8/18/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit

Excess Umbrella	Fireman’s Fund	XXK 85115343	$10,000,000	Each Occurrence - Excess of $10,000,000	8/18/2003	8/18/2003	$15,000.00
			$10,000,000	Aggregate

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8/18/2003	8/18/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8/18/2003	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence
			$1,000,000	Aggregate Limit

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Foreign Package Con’t	ACE American Insurance Co.	PHF059024		Auto Liability
			$1,000,000	Each Accident - Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage - Any One Accident
			$10,000	Hired Auto Physical Damage - Any One Policy Period
Repatriation
			$250,000	Policy Limit
Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off Delano	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$84,798.00

Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/2003	7/12/2003	$12,232.00

Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee

Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$188,251.00

				Total			$7,940,720.29

Notes:

(1) Software consists of the following 39 debtors:

divine, inc.,Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #3

May 31, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	divine, inc.	divine, inc.	divine, inc.

Account Number:	5800146796	5590036975	5590043625

Beginning Book Balance:	$153,214.91	$0.00	$0.00

Plus:
Deposits	66,870,810.35	4,339,419.13	3,112,933.16

Less:
Disbursements	(67,097,592.57)	(4,339,419.13)	(3,112,933.16)

Other:
Transfers In (Out)	(1,812,167.31)	0.00	0.00

Ending Book Balance	$(1,885,734.62)	$0.00	$0.00

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

	Lockbox	Lockbox	Credit Card

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	divine, Inc. - Software	divine, Inc. - Mang. Apps.	divine, inc.

Account Number:	5800281270	5800281288	5800281494

Beginning Book Balance:	$0.00	$0.00	$0.00

Plus:
Deposits	3,140,795.54	2,392,615.92	2,704.41

Less:
Disbursements	(1,658,637.35)	(1,774,626.23)	(2,704.41)

Other:
Transfers In (Out)	0.00	0.00	0.00

Ending Book Balance	$1,482,158.19	$617,989.69	$0.00

	Pledge Account for Letter of Credit	Certificate of Deposit (2)	Escrow Account Pledge Funds

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.

Account Name:	Parlano, Inc.	Parlano, Inc.	divine, inc.

Account Number:	5800146812	199072879	03-8695-70-6

Beginning Book Balance:	$0.00	$414,087.22	$2,638,831.08

Plus:
Deposits	190,441.40	0.00	0.00

Less:
Disbursements	(190,350.15)	(190,350.15)	(301,979.19)

Other:
Transfers In (Out)	0.00	0.00	2,562.49

Ending Book Balance	$91.25	$223,737.07	$2,339,414.38

	Other	Other	Investment

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	Bank of America

Account Name:	Northern Light	divine, inc.	divine, inc.

Account Number:	5800281460	62-9036-30-02	220-14155-1-6

Beginning Book Balance:	$9,999.14	$2,734,185.75	$4,447,028.05

Plus:
Deposits	0.00	0.00	30,000,000.00

Less:
Disbursements	(9,999.14)		(6,000,000.00)

Other:
Transfers In (Out)	0.00	0.00	5,327.39

Ending Book Balance	$0.00	$2,734,185.75	$28,452,355.44

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,  SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

	Investment	Other	Certificate of Deposit

Bank Name:	Bank One	Cupertino National Bank	Cupertino National Bank

Account Name:	divine, inc.	Viant Corporation	Viant Corporation

Account Number:	707003406	3104192	203003810

Beginning Book Balance:	$18,046,699.19	$15,761.96	$1,830,813.59

Plus:
Deposits	22,000,000.00	0.00	0.00

Less:
Disbursements	(5,000,000.00)	0.00	0.00

Other:
Transfers In (Out)	24,726.39	0.00	0.00

Ending Book Balance	$35,071,425.58	$15,761.96	$1,830,813.59

	Flexible Benefit	Other	Letter of Credit

Bank Name:	Commerce Bank	Royal Bank of Canada	Royal Bank of Canada

Account Name:	Digital Archaeology Corp.	Delano Technology	Delano Technology

Account Number:	590825448	06032-4007787	419-01250-1-5

Beginning Book Balance:	$3,690.24	$4,953.20	$454,302.63

Plus:
Deposits	0.00	0.00	$0.00

Less:
Disbursements	0.00	(420,954.81)	$0.00

Other:
Transfers In (Out)	(11.17)	(16.66)	$0.00

Ending Book Balance	$3,679.07	$(416,018.27)	$454,302.63

	Capital Account	Other	Letter of Credit Certificate of Deposit

Bank Name:	CITCO	Bear Sterns	Silicon Valley

Account Name:	Latin America Econet Works	Data Return Corporation	Eprise Securities Corp.

Account Number:	0012-614946-300	037-11250-297	8800056504

Beginning Book Balance:	$662,912.56	$44.00	$1,063,967.63

Plus:
Deposits	$0.00	$0.00	$0.00

Less:
Disbursements	$0.00	$0.00	$0.00

Other:
Transfers In (Out)	$379.44	$0.00	$625.26

Ending Book Balance	$663,292.00	$44.00	$1,064,592.89

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	Silicon Valley	Silicon Valley

Account Name:	Open Market	Perceptual Robotics, Inc.

Account Number:	8800021106	8800056325

Beginning Book Balance:	$1,087,227.70	$223,511.15	$33,791,230.00

Plus:
Deposits	$0.00	$0.00	$132,049,719.91

Less:
Disbursements	$0.00	$0.00	$(90,099,546.29)

Other:
Transfers In (Out)	$762.55	$499.69	$(1,777,311.93)

Ending Book Balance	$1,087,990.25	$224,010.84	$73,964,091.69

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Software(1)

Monthly Reporting Questionnaire - Question #4

May 31, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount

Casas Benjamin & White	Wire	05/28/03	433,960.11
Goodmans LLP	Wire	05/29/03	68,160.71
Latham and Watkins	Wire	05/22/03	645,142.45
Latham and Watkins	Wire	05/29/03	585,454.87
McDonald Investment	Wire	05/30/03	199,603.42
Mintz Levin	Wire	05/29/03	419,695.36
Riley & Esher	Wire	05/29/03	36,187.00
Simon, Warner & Dolby L.L.P.	Wire	05/28/03	255,811.78

Payments to Professionals			1,932,321.56

Sybase, Inc.	60925	05/15/03	45,318.01
Samuel Gillen	ACH	05/07/03	207.78
Premier Technologies, Ltd.	60924	05/15/03	29,500.00
Nortel Networks	60923	05/15/03	7,500.00
Merant	60922	05/15/03	360.00
James Davis	ACH	05/14/03	809.87
DSI Technology Escrow Services	60920	05/15/03	11,238.00
Crystal Decisions, Inc.	60919	05/15/03	13,610.40
Avaya Inc.	60918	05/15/03	1,500.00

Pre Petition Payments (2)			110,044.06

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) All Pre Petition Payments were made in accordance with the First Day Employee Motion and the Vendor Cure settlements in conjunction with the sale of the business

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Software (1)	Month Ended

FORM OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03

ASSETS

CURRENT ASSETS

Cash	28,669,407.00	28,361,999.00	24,045,447.00	65,084,983.00
Restricted cash	11,485,484.00	11,489,572.00	9,745,783.00	8,879,109.00
Accounts Receivable, Net (OPR-3)	15,104,930.14	12,749,997.06	12,514,219.00	165,003.00
Prepaid expenses and deposits	13,464,754.70	12,972,233.32	13,219,294.00	7,183,107.00
Investments	1,861,952.00	1,630,751.00	1,519,688.00	1,603,546.00
Other	13,371,750.70	13,871,811.20	13,735,631.00	923,766.00

TOTAL CURRENT ASSETS	83,958,278.54	81,076,363.58	74,780,062.00	83,839,514.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	30,394,567.02	30,339,145.82	30,339,146.00	200,000.00

Less Accumulated Depreciation	(13,813,215.02)	(14,525,105.82)	(15,053,794.00)	0.00

NET PROPERTY, PLANT AND EQUIPMENT	16,581,352.00	15,814,040.00	15,285,352.00	200,000.00

Goodwill	67,970,034.00	67,096,746.00	66,223,458.00	0.00
OTHER ASSETS	19,540,313.84	17,743,494.08	17,099,938.00	501,471.00

TOTAL ASSETS	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.		FORM OPR-2
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Software (1)	Month Ended

FORM OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03

LIABILITIES

POST PETITION LIABILITIES	—	1,675,619.00	7,119,566.00	4,541,595.00

Priority Debt (2)	2,827,507.29	2,326,751.29	2,317,438.29	2,316,419.00
Unsecured Debt	27,641,622.20	27,641,622.20	25,845,247.71	23,976,005.00

TOTAL PRE-PETITION LIABILITIES	30,469,129.49	29,968,373.49	28,162,686.00	26,292,424.00

TOTAL LIABILITIES	30,469,129.49	31,643,992.49	35,282,252.00	30,834,019.00

DEFERRED REVENUE	46,061,854.63	42,279,293.74	39,815,584.00	—
FACILITIES IMPAIRMENT	54,034,585.66	41,910,328.00	14,585,505.00	438,738.00

INTERCOMPANY/SUBSIDIARY EQUITY	57,484,408.60	65,897,029.43	83,705,469.00	53,268,228.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	188,049,978.38	181,730,643.66	173,388,810.00	84,540,985.00

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Cash secured letters of credit (which are not included above) are:

Filing Date	$4,472,195
March 31	$4,472,195
April 30	$2,413,693
May 31	$1,767,191

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Software (1)
FORM OPR-3
Month Ended	31-May-03

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)

3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)

4/30/2003	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

5/31/2003	165,003.34	—	76,777.34	15,000.00	68,444.00	4,782.00
Allowance for doubtful accounts	—

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Software (1)

May 31, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	340,000	340,000	—	—	—	—
Property taxes - real		2004	138,500	138,500	—	—	—	—
Property taxes - personal		2004	101,250	101,250	—	—	—	—
Sales and use taxes		2004	64,754	64,754	—	—	—	—

Employment taxes:
Federal Income Tax	05/30/03		—	—	—	—	—	—
FICA - Employers	05/30/03		—	—	—	—	—	—
FICA - Employees	05/30/03		—	—	—	—	—	—
Medicare - Employer	05/30/03		—	—	—	—	—	—
Medicare - Employee	05/30/03		—	—	—	—	—	—
Federal Unemployment Tax	05/30/03		—	—	—	—	—	—
State Income Tax	05/30/03		—	—	—	—	—	—
State Unemployment Tax	05/30/03		73,777	—	73,777	—	—	—

Other taxes			—	—	—	—	—	—

Total Taxes Payable			718,281	644,504	73,777	—	—	—

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Software Accounts Payable *			1,093,713	63,159	721,188	176,285	106,140	26,940
Software Salary & Benefits Accrual			431,601	7,346	424,255	—	—	—
Software Professional Fee Accrual			2,298,000	—	2,298,000	—	—	—

TOTALS			4,541,595	715,009	3,517,220	176,285	106,140	26,940

* See attached Schedule

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc.,

Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Software (1)

May 31, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120

Abacus Solutions	3/18/2003	2,150.00	—	—	—	2,150.00	—	—
Abacus Solutions	4/19/2003	(2,236.28)	—	—	(2,236.28)	—	—	—
ABB Business Finance	3/8/2003	(498.80)	—	—	—	(498.80)	—	—
ABB Business Finance	4/8/2003	(498.80)	—	—	(498.80)	—	—	—
ABB Business Finance	5/8/2003	(498.80)	—	(498.80)	—	—	—	—
Aculab	5/14/2003	(6,350.00)	—	(6,350.00)	—	—	—	—
Aculab	5/31/2003	(7,887.00)	—	(7,887.00)	—	—	—	—
Aculab	5/31/2003	(8,439.09)	—	(8,439.09)	—	—	—	—
Aculab	5/31/2003	(7,887.00)	—	(7,887.00)	—	—	—	—
Aculab	5/31/2003	(7,887.00)	—	(7,887.00)	—	—	—	—
ADP, INC.	5/3/2003	(312.12)	—	(312.12)	—	—	—	—
Advanta Leasing Services	3/8/2003	(58.45)	—	—	—	(58.45)	—	—
Advanta Leasing Services	3/8/2003	(380.10)	—	—	—	(380.10)	—	—
Advanta Leasing Services	3/8/2003	(802.20)	—	—	—	(802.20)	—	—
Advanta Leasing Services	3/8/2003	(45.15)	—	—	—	(45.15)	—	—
Advanta Leasing Services	3/8/2003	(45.15)	—	—	—	(45.15)	—	—
Advanta Leasing Services	4/8/2003	(45.15)	—	—	(45.15)	—	—	—
Advanta Leasing Services	4/8/2003	(45.15)	—	—	(45.15)	—	—	—
Advanta Leasing Services	4/8/2003	(380.10)	—	—	(380.10)	—	—	—
Advanta Leasing Services	4/8/2003	(802.20)	—	—	(802.20)	—	—	—
Advanta Leasing Services	4/24/2003	367.43	—	—	367.43	—	—	—
Advanta Leasing Services	5/8/2003	(380.10)	—	(380.10)	—	—	—	—
Advanta Leasing Services	5/8/2003	(802.20)	—	(802.20)	—	—	—	—
Advanta Leasing Services	5/8/2003	(45.15)	—	(45.15)	—	—	—	—
Alamo Financial Group	3/8/2003	(10,500.00)	—	—	—	(10,500.00)	—	—
Alamo Financial Group	3/16/2003	(10,500.00)	—	—	—	(10,500.00)	—	—
Alamo Financial Group	4/8/2003	(10,500.00)	—	—	(10,500.00)	—	—	—
Alamo Financial Group	4/16/2003	(350.00)	—	—	(350.00)	—	—	—
Alamo Financial Group	4/24/2003	10,150.00	—	—	10,150.00	—	—	—
Alamo Financial Group	5/8/2003	(10,500.00)	—	(10,500.00)	—	—	—	—
Alamo Financial Group	5/16/2003	(1,125.00)	—	(1,125.00)	—	—	—	—
Albert Hernandez	3/27/2003	(199.00)	—	—	—	(199.00)	—	—
Aldion Bindley	3/18/2003	(200.00)	—	—	—	(200.00)	—	—
AM-KO Building Maintenance, Inc	5/18/2003	(4,094.52)	—	(4,094.52)	—	—	—	—
Andrew Filipowski	2/25/2003	(155.54)	—	—	—	—	(155.54)	—
Andrew Filipowski	3/7/2003	(2,500.00)	—	—	—	(2,500.00)	—	—
Andrew Filipowski	3/10/2003	(743.50)	—	—	—	(743.50)	—	—
Andrew Filipowski	3/10/2003	(223.38)	—	—	—	(223.38)	—	—
Andrew Marchky	3/27/2003	(711.13)	—	—	—	(711.13)	—	—
Andrew Marchky	3/27/2003	(164.60)	—	—	—	(164.60)	—	—
Aon Risk Services of Missouri, Inc.	5/15/2003	(68,519.36)	—	(68,519.36)	—	—	—	—
Aon Risk Services of Missouri, Inc.	5/15/2003	(50,834.50)	—	(50,834.50)	—	—	—	—
Apollo Travel	5/15/2003	(4,325.00)	—	(4,325.00)	—	—	—	—
Aramark	5/1/2003	(305.61)	—	(305.61)	—	—	—	—
Aramark	5/1/2003	(29.95)	—	(29.95)	—	—	—	—
Aramark	5/23/2003	(433.29)	—	(433.29)	—	—	—	—
Ashley Buchanan	5/22/2003	(164.00)	—	(164.00)	—	—	—	—
AT&T (78405)	4/28/2003	(2,485.99)	—	—	(2,485.99)	—	—	—
AT&T (78405)	5/6/2003	(17,501.85)	—	(17,501.85)	—	—	—	—
AT&T (79112)	4/26/2003	(4,780.76)	—	—	(4,780.76)	—	—	—
Avaya Financial Services	4/24/2003	64.91	—	—	64.91	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Avaya Financial Services	5/23/2003	(605.80)	—	(605.80)	—	—	—	—
Avnet Applied Computing	4/28/2003	5,000.00	—	—	5,000.00	—	—	—
Avnet Applied Computing	5/23/2003	(3,730.51)	—	(3,730.51)	—	—	—	—
Avnet Applied Computing	5/25/2003	(22,715.71)	—	(22,715.71)	—	—	—	—
Avnet Applied Computing	5/29/2003	(881.14)	—	(881.14)	—	—	—	—
Avnet Applied Computing	5/29/2003	(54.00)	—	(54.00)	—	—	—	—
Avnet Applied Computing	5/31/2003	(9,909.94)	—	(9,909.94)	—	—	—	—
Bell South (740144)	3/19/2003	(1,075.59)	—	—	—	(1,075.59)	—	—
Bell South (740144)	4/19/2003	(1,159.03)	—	—	(1,159.03)	—	—	—
Bell South (740144)	5/4/2003	(1,128.23)	—	(1,128.23)	—	—	—	—
Bill McMonigal	4/29/2003	(195.70)	—	—	(195.70)	—	—	—
Binesh Mathews	5/15/2003	(1,136.46)	—	(1,136.46)	—	—	—	—
Brenda L. Cheuvront	5/6/2003	(750.00)	—	(750.00)	—	—	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	—	(878.44)	—	—
Bruce Rusk	4/1/2003	(945.11)	—	—	(945.11)	—	—	—
Burg Translations, Inc.	6/7/2003	(75.00)	(75.00)	—	—	—	—	—
Burlington Office Park II	5/23/2003	(12,652.77)	—	(12,652.77)	—	—	—	—
Cadre	5/11/2003	(235.07)	—	(235.07)	—	—	—	—
Cadre	5/29/2003	(550.00)	—	(550.00)	—	—	—	—
Canon Financial Services	3/8/2003	(179.31)	—	—	—	(179.31)	—	—
Canon Financial Services	3/8/2003	(444.02)	—	—	—	(444.02)	—	—
Canon Financial Services	3/8/2003	(793.22)	—	—	—	(793.22)	—	—
Canon Financial Services	3/8/2003	(2,543.81)	—	—	—	(2,543.81)	—	—
Canon Financial Services	3/8/2003	(620.38)	—	—	—	(620.38)	—	—
Canon Financial Services	3/8/2003	(2,034.27)	—	—	—	(2,034.27)	—	—
Canon Financial Services	3/8/2003	(1,594.14)	—	—	—	(1,594.14)	—	—
Canon Financial Services	3/8/2003	(797.08)	—	—	—	(797.08)	—	—
Canon Financial Services	3/8/2003	(724.03)	—	—	—	(724.03)	—	—
Canon Financial Services	3/8/2003	(123.85)	—	—	—	(123.85)	—	—
Canon Financial Services	3/8/2003	(495.40)	—	—	—	(495.40)	—	—
Canon Financial Services	3/8/2003	(122.46)	—	—	—	(122.46)	—	—
Canon Financial Services	3/8/2003	(1,629.58)	—	—	—	(1,629.58)	—	—
Canon Financial Services	3/8/2003	(1,594.14)	—	—	—	(1,594.14)	—	—
Canon Financial Services	4/8/2003	(724.03)	—	—	(724.03)	—	—	—
Canon Financial Services	4/8/2003	(444.02)	—	—	(444.02)	—	—	—
Canon Financial Services	4/8/2003	(179.31)	—	—	(179.31)	—	—	—
Canon Financial Services	4/8/2003	(797.08)	—	—	(797.08)	—	—	—
Canon Financial Services	4/8/2003	(1,594.14)	—	—	(1,594.14)	—	—	—
Canon Financial Services	4/8/2003	(123.85)	—	—	(123.85)	—	—	—
Canon Financial Services	4/8/2003	(1,594.14)	—	—	(1,594.14)	—	—	—
Canon Financial Services	4/8/2003	(620.38)	—	—	(620.38)	—	—	—
Canon Financial Services	4/8/2003	(2,034.27)	—	—	(2,034.27)	—	—	—
Canon Financial Services	4/8/2003	(122.46)	—	—	(122.46)	—	—	—
Canon Financial Services	4/8/2003	(495.40)	—	—	(495.40)	—	—	—
Canon Financial Services	4/8/2003	(2,543.81)	—	—	(2,543.81)	—	—	—
Canon Financial Services	4/24/2003	174.60	—	—	174.60	—	—	—
Canon Financial Services	5/8/2003	(444.02)	—	(444.02)	—	—	—	—
Canon Financial Services	5/8/2003	(1,594.14)	—	(1,594.14)	—	—	—	—
Canon Financial Services	5/8/2003	(724.03)	—	(724.03)	—	—	—	—
Canon Financial Services	5/8/2003	(495.40)	—	(495.40)	—	—	—	—
Canon Financial Services	5/8/2003	(1,629.58)	—	(1,629.58)	—	—	—	—
Canon Financial Services	5/8/2003	(122.46)	—	(122.46)	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Canon Financial Services	5/8/2003	(123.85)	—	(123.85)	—	—	—	—
Canon Financial Services	5/8/2003	(1,594.14)	—	(1,594.14)	—	—	—	—
Canon Financial Services	5/8/2003	(179.31)	—	(179.31)	—	—	—	—
Canon Financial Services	5/8/2003	(797.08)	—	(797.08)	—	—	—	—
Canon Financial Services	5/8/2003	(2,034.27)	—	(2,034.27)	—	—	—	—
Casas Benjamin & White LLC	5/9/2003	(49,876.68)	—	(49,876.68)	—	—	—	—
Casas Benjamin & White LLC	5/30/2003	(46,536.22)	—	(46,536.22)	—	—	—	—
Ceridian	5/30/2003	(864.80)	—	(864.80)	—	—	—	—
Christopher Hobson	3/11/2003	(158.00)	—	—	—	(158.00)	—	—
Christopher Hobson	3/18/2003	(611.60)	—	—	—	(611.60)	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	(43.28)	—	—
Cincinnati Bell (1811)	5/11/2003	(801.23)	—	(801.23)	—	—	—	—
CIT Technology Fin Serv Inc	3/8/2003	(875.85)	—	—	—	(875.85)	—	—
CIT Technology Fin Serv Inc	4/8/2003	(875.85)	—	—	(875.85)	—	—	—
CIT Technology Fin Serv Inc	5/8/2003	(875.85)	—	(875.85)	—	—	—	—
Citicorp Vendor Finance Inc	3/8/2003	(1,041.04)	—	—	—	(1,041.04)	—	—
Citicorp Vendor Finance Inc	3/8/2003	(310.77)	—	—	—	(310.77)	—	—
Citicorp Vendor Finance Inc	4/8/2003	(1,041.04)	—	—	(1,041.04)	—	—	—
Citicorp Vendor Finance Inc	4/8/2003	(310.77)	—	—	(310.77)	—	—	—
Citicorp Vendor Finance Inc	4/24/2003	36.14	—	—	36.14	—	—	—
ComEd	5/14/2003	(2,349.70)	—	(2,349.70)	—	—	—	—
Computershare Trust Co.	5/21/2003	(1,055.20)	—	(1,055.20)	—	—	—	—
Computershare Trust Co.	5/21/2003	(184.60)	—	(184.60)	—	—	—	—
Comtel Technologies, Inc.	5/16/2003	(1,425.30)	—	(1,425.30)	—	—	—	—
Comtel Technologies, Inc.	5/25/2003	(7,995.00)	—	(7,995.00)	—	—	—	—
Comtel Technologies, Inc.	5/25/2003	(48,553.00)	—	(48,553.00)	—	—	—	—
Comtel Technologies, Inc.	5/28/2003	(125.00)	—	(125.00)	—	—	—	—
Comtel Technologies, Inc.	5/29/2003	(115.00)	—	(115.00)	—	—	—	—
Comtel Technologies, Inc.	5/30/2003	(1,544.75)	—	(1,544.75)	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(4,544.75)	(4,544.75)	—	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(3,000.00)	(3,000.00)	—	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(4,544.75)	(4,544.75)	—	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(4,544.75)	(4,544.75)	—	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(12,477.90)	(12,477.90)	—	—	—	—	—
Comtel Technologies, Inc.	6/1/2003	(610.00)	(610.00)	—	—	—	—	—
Comtel Technologies, Inc.	6/6/2003	(1,595.00)	(1,595.00)	—	—	—	—	—
Comtel Technologies, Inc.	6/7/2003	(3,000.00)	(3,000.00)	—	—	—	—	—
Comtel Technologies, Inc.	6/12/2003	(610.00)	(610.00)	—	—	—	—	—
David Barr	2/27/2003	(43.61)	—	—	—	—	(43.61)	—
David Hubbard	5/22/2003	(1,340.27)	—	(1,340.27)	—	—	—	—
Delmar Mccue	5/15/2003	(96.34)	—	(96.34)	—	—	—	—
Dennis Hebbard	3/11/2003	(842.91)	—	—	—	(842.91)	—	—
Department of Homeland Security	5/14/2003	(1,030.00)	—	(1,030.00)	—	—	—	—
DFS Acceptance	4/24/2003	11,777.72	—	—	11,777.72	—	—	—
DMX Music - Boston	5/31/2003	(64.05)	—	(64.05)	—	—	—	—
Dominion Venture Finance LLC	3/1/2003	(16,677.10)	—	—	—	—	(16,677.10)	—
Dominion Venture Finance LLC	4/1/2003	(16,677.10)	—	—	(16,677.10)	—	—	—
Dominion Venture Finance LLC	4/24/2003	16,121.20	—	—	16,121.20	—	—	—
Evans Wroten	2/28/2003	205.37	—	—	—	—	205.37	—
Evans Wroten	3/3/2003	379.99	—	—	—	379.99	—	—
Evelio Garcia	5/15/2003	(1,399.57)	—	(1,399.57)	—	—	—	—
Federal Companies	5/14/2003	(1,233.00)	—	(1,233.00)	—	—	—	—

Case Name:  divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Attached Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Software (1)
May 31, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Fedex	4/1/2003	(51.55)	—	—	(51.55)	—	—	—
Fedex	5/8/2003	(27.88)	—	(27.88)	—	—	—	—
Fedex	5/10/2003	(141.42)	—	(141.42)	—	—	—	—
Fedex	5/10/2003	(75.39)	—	(75.39)	—	—	—	—
Fedex	5/10/2003	(37.98)	—	(37.98)	—	—	—	—
Fedex	5/10/2003	(10.77)	—	(10.77)	—	—	—	—
Fedex	5/13/2003	(27.94)	—	(27.94)	—	—	—	—
Fedex	5/13/2003	(20.20)	—	(20.20)	—	—	—	—
Fedex	5/14/2003	(20.69)	—	(20.69)	—	—	—	—
Fedex	5/15/2003	(16.25)	—	(16.25)	—	—	—	—
Fedex	5/15/2003	(13.79)	—	(13.79)	—	—	—	—
Fedex	5/15/2003	(1,305.44)	—	(1,305.44)	—	—	—	—
Fedex	5/15/2003	(26.75)	—	(26.75)	—	—	—	—
Fedex	5/15/2003	(28.86)	—	(28.86)	—	—	—	—
Fedex	5/15/2003	(47.67)	—	(47.67)	—	—	—	—
Fedex	5/16/2003	(80.93)	—	(80.93)	—	—	—	—
Fedex	5/17/2003	(81.75)	—	(81.75)	—	—	—	—
Fedex	5/17/2003	(41.27)	—	(41.27)	—	—	—	—
Fedex	5/17/2003	(107.10)	—	(107.10)	—	—	—	—
Fedex	5/20/2003	(56.60)	—	(56.60)	—	—	—	—
Fedex	5/21/2003	(31.58)	—	(31.58)	—	—	—	—
Fedex	5/22/2003	(184.98)	—	(184.98)	—	—	—	—
Fedex	5/22/2003	(13.93)	—	(13.93)	—	—	—	—
Fedex	5/22/2003	(17.33)	—	(17.33)	—	—	—	—
Fedex	5/22/2003	(14.81)	—	(14.81)	—	—	—	—
Fedex	5/22/2003	(1,261.62)	—	(1,261.62)	—	—	—	—
Fedex	5/24/2003	(12.03)	—	(12.03)	—	—	—	—
Fedex	5/24/2003	(69.30)	—	(69.30)	—	—	—	—
Fedex	5/24/2003	(1,189.81)	—	(1,189.81)	—	—	—	—
Fedex	5/24/2003	(120.11)	—	(120.11)	—	—	—	—
Frank D. Postle	4/16/2003	(560.00)	—	—	(560.00)	—	—	—
GE Capital	3/8/2003	(161.49)	—	—	—	(161.49)	—	—
George Landgrebe	2/25/2003	(1,207.99)	—	—	—	—	(1,207.99)	—
Goodmans LLP	5/23/2003	(2,136.83)	—	(2,136.83)	—	—	—	—
Goodmans LLP	6/6/2003	(4,650.49)	(4,650.49)	—	—	—	—	—
Gwinnett Co. Water Public Utilities	4/16/2003	(183.17)	—	—	(183.17)	—	—	—
Heartland Associates	5/29/2003	(17,672.12)	—	(17,672.12)	—	—	—	—
Hill Mechanical Group	4/5/2003	(356.00)	—	—	(356.00)	—	—	—
HQ Global Workplaces	5/22/2003	(521.68)	—	(521.68)	—	—	—	—
Intercall	5/31/2003	(53.76)	—	(53.76)	—	—	—	—
IOS Capital	3/8/2003	(415.52)	—	—	—	(415.52)	—	—
IOS Capital	3/8/2003	(281.45)	—	—	—	(281.45)	—	—
IOS Capital	3/8/2003	(767.64)	—	—	—	(767.64)	—	—
IOS Capital	4/8/2003	(281.45)	—	—	(281.45)	—	—	—
IOS Capital	4/8/2003	(415.52)	—	—	(415.52)	—	—	—
IOS Capital	4/8/2003	(767.64)	—	—	(767.64)	—	—	—
IOS Capital	4/8/2003	(243.56)	—	—	(243.56)	—	—	—
IOS Capital	4/24/2003	61.88	—	—	61.88	—	—	—
IOS Capital	4/24/2003	23.09	—	—	23.09	—	—	—
IOS Capital	4/24/2003	272.07	—	—	272.07	—	—	—
James Davis	2/27/2003	(213.15)	—	—	—	—	(213.15)	—
James Davis	2/27/2003	(33.38)	—	—	—	—	(33.38)	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
James Davis	2/27/2003	(87.01)	—	—	—	—	(87.01)	—
James Davis	2/27/2003	(27.43)	—	—	—	—	(27.43)	—
James Davis	2/27/2003	(175.71)	—	—	—	—	(175.71)	—
James Davis	2/27/2003	(30.74)	—	—	—	—	(30.74)	—
James Davis	2/27/2003	(559.69)	—	—	—	—	(559.69)	—
James Davis	2/27/2003	(10.69)	—	—	—	—	(10.69)	—
James Davis	2/27/2003	(468.41)	—	—	—	—	(468.41)	—
James Davis	2/27/2003	(136.91)	—	—	—	—	(136.91)	—
James Davis	2/27/2003	(1,064.90)	—	—	—	—	(1,064.90)	—
James Davis	2/27/2003	(1,136.23)	—	—	—	—	(1,136.23)	—
James Davis	2/27/2003	(1,413.07)	—	—	—	—	(1,413.07)	—
James Davis	2/27/2003	(238.66)	—	—	—	—	(238.66)	—
James Davis	2/27/2003	(59.12)	—	—	—	—	(59.12)	—
James Davis	2/27/2003	(577.14)	—	—	—	—	(577.14)	—
James Davis	2/27/2003	(188.89)	—	—	—	—	(188.89)	—
James Davis	2/27/2003	(17.96)	—	—	—	—	(17.96)	—
James Davis	2/27/2003	(100.00)	—	—	—	—	(100.00)	—
Jason Schnack	3/27/2003	(433.36)	—	—	—	(433.36)	—	—
Jason Schnack	5/31/2003	(37.08)	—	(37.08)	—	—	—	—
Jeff Mullins	4/1/2003	(24.99)	—	—	(24.99)	—	—	—
Jeffrey Curry	4/8/2003	(757.34)	—	—	(757.34)	—	—	—
Jeffrey Hubbard	2/28/2003	(364.30)	—	—	—	—	(364.30)	—
Jeffrey Robinson	5/31/2003	(50.00)	—	(50.00)	—	—	—	—
Jeffrey Schultz	4/29/2003	(42.29)	—	—	(42.29)	—	—	—
John Jefferson	5/15/2003	(519.00)	—	(519.00)	—	—	—	—
John Trkla	2/28/2003	202.24	—	—	—	—	202.24	—
Joseph Arnett	5/22/2003	(660.96)	—	(660.96)	—	—	—	—
Jude Sullivan	5/15/2003	(1,097.96)	—	(1,097.96)	—	—	—	—
Jule Persons	2/28/2003	(119.90)	—	—	—	—	(119.90)	—
Kenneth Hansen	4/29/2003	(481.00)	—	—	(481.00)	—	—	—
Konica Business Technologies, Inc	3/1/2003	(477.61)	—	—	—	—	(477.61)	—
Konica Business Technologies, Inc	4/1/2003	(477.61)	—	—	(477.61)	—	—	—
Latham & Watkins LLC	4/15/2003	(69,855.25)	—	—	(69,855.25)	—	—	—
Latham & Watkins LLC	5/15/2003	(62,148.35)	—	(62,148.35)	—	—	—	—
Marc Levitt	5/15/2003	(250.00)	—	(250.00)	—	—	—	—
Mark Juric	5/15/2003	(39.95)	—	(39.95)	—	—	—	—
Mark Kramer	5/31/2003	(49.75)	—	(49.75)	—	—	—	—
McDonald Investments, Inc	5/9/2003	(16,700.87)	—	(16,700.87)	—	—	—	—
McDonald Investments, Inc	5/30/2003	(21,782.85)	—	(21,782.85)	—	—	—	—
MCI	6/9/2003	(784.97)	(784.97)	—	—	—	—	—
MessagePlex	5/10/2003	(335.11)	—	(335.11)	—	—	—	—
Michael Cullinane	5/22/2003	(42.44)	—	(42.44)	—	—	—	—
Michael Cullinane	5/31/2003	(373.87)	—	(373.87)	—	—	—	—
Michael McGovern	3/11/2003	(45.65)	—	—	—	(45.65)	—	—
Michael Sokoloff	3/4/2003	(50.00)	—	—	—	(50.00)	—	—
Michael Stuhl	5/22/2003	(54.40)	—	(54.40)	—	—	—	—
Minolta Business Solutions	4/24/2003	75.47	—	—	75.47	—	—	—
Minolta Business Solutions	4/24/2003	72.49	—	—	72.49	—	—	—
Mintz, Levin, Cohn, Ferris	5/10/2003	(13,026.85)	—	(13,026.85)	—	—	—	—
Mintz, Levin, Cohn, Ferris	5/30/2003	(38,469.65)	—	(38,469.65)	—	—	—	—
Muzak-Atlanta	5/31/2003	(127.42)	—	(127.42)	—	—	—	—
Nstar	4/10/2003	(7,722.65)	—	—	(7,722.65)	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Omni Landscape Group	5/22/2003	(1,751.00)	—	(1,751.00)	—	—	—	—
Outtask, Inc	5/31/2003	(310.00)	—	(310.00)	—	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(163.80)	—	—	—	(163.80)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(414.75)	—	—	—	(414.75)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(356.47)	—	—	—	(356.47)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(1,250.55)	—	—	—	(1,250.55)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(160.68)	—	—	—	(160.68)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(88.00)	—	—	—	(88.00)	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(88.00)	—	—	—	(88.00)	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(356.47)	—	—	(356.47)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(414.75)	—	—	(414.75)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(1,250.55)	—	—	(1,250.55)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(88.00)	—	—	(88.00)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(163.80)	—	—	(163.80)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(160.68)	—	—	(160.68)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(88.00)	—	—	(88.00)	—	—	—
Patricia Graff	5/21/2003	(153.86)	—	(153.86)	—	—	—	—
Patrick Holly	5/20/2003	(750.00)	—	(750.00)	—	—	—	—
Patrick O’Malley	2/28/2003	(80.00)	—	—	—	—	(80.00)	—
Patrick Pesch	5/22/2003	(521.63)	—	(521.63)	—	—	—	—
Paul Humenansky	4/15/2003	(69.90)	—	—	(69.90)	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	—	(109.90)	—	—	—
Philip Maddox	3/27/2003	(485.78)	—	—	—	(485.78)	—	—
Pickens Kane	5/11/2003	(3,590.84)	—	(3,590.84)	—	—	—	—
Pitney Bowes	6/15/2003	(183.60)	(183.60)	—	—	—	—	—
Pitney Bowes Inc.	3/8/2003	(4,318.65)	—	—	—	(4,318.65)	—	—
Pitney Bowes Inc.	3/8/2003	(555.00)	—	—	—	(555.00)	—	—
Pitney Bowes Inc.	3/8/2003	(410.22)	—	—	—	(410.22)	—	—
Pitney Bowes Inc.	3/8/2003	(186.58)	—	—	—	(186.58)	—	—
Pitney Bowes Inc.	4/1/2003	(613.78)	—	—	(613.78)	—	—	—
Pitney Bowes Inc.	4/1/2003	(220.54)	—	—	(220.54)	—	—	—
Pitney Bowes Inc.	4/8/2003	(795.00)	—	—	(795.00)	—	—	—
Pitney Bowes Inc.	4/8/2003	(335.25)	—	—	(335.25)	—	—	—
Pitney Bowes Inc.	4/8/2003	(581.94)	—	—	(581.94)	—	—	—
Pitney Bowes Inc.	4/8/2003	(692.18)	—	—	(692.18)	—	—	—
Pitney Bowes Inc.	4/8/2003	(558.48)	—	—	(558.48)	—	—	—
Qwest	5/22/2003	(487.18)	—	(487.18)	—	—	—	—
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	(2,552.32)	—	—
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	(1,206.33)	—	—
Reginald Barlow	3/4/2003	(245.12)	—	—	—	(245.12)	—	—
Riley & Esher LLP	5/9/2003	(826.50)	—	(826.50)	—	—	—	—
Riley & Esher LLP	5/30/2003	(4,003.00)	—	(4,003.00)	—	—	—	—
RK Dixon Co.	3/8/2003	(255.11)	—	—	—	(255.11)	—	—
RK Dixon Co.	4/8/2003	(255.11)	—	—	(255.11)	—	—	—
Robert Essex	4/22/2003	(69.99)	—	—	(69.99)	—	—	—
SBC Capital Services	3/1/2003	(724.85)	—	—	—	—	(724.85)	—
SBC Capital Services	3/1/2003	(643.64)	—	—	—	—	(643.64)	—
SBC Capital Services	3/1/2003	(314.05)	—	—	—	—	(314.05)	—
SBC Capital Services	3/8/2003	(3,554.00)	—	—	—	(3,554.00)	—	—
SBC Capital Services	3/8/2003	(4,352.43)	—	—	—	(4,352.43)	—	—
SBC Capital Services	3/8/2003	(5,436.57)	—	—	—	(5,436.57)	—	—
SBC Capital Services	3/8/2003	(4,231.52)	—	—	—	(4,231.52)	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
SBC Capital Services	3/8/2003	(3,927.91)	—	—	—	(3,927.91)	—	—
SBC Capital Services	3/8/2003	(11,563.33)	—	—	—	(11,563.33)	—	—
SBC Capital Services	3/8/2003	(342.69)	—	—	—	(342.69)	—	—
SBC Capital Services	3/8/2003	(416.76)	—	—	—	(416.76)	—	—
SBC Capital Services	3/8/2003	(650.78)	—	—	—	(650.78)	—	—
SBC Capital Services	3/8/2003	(682.54)	—	—	—	(682.54)	—	—
SBC Capital Services	3/8/2003	(3,227.37)	—	—	—	(3,227.37)	—	—
SBC Capital Services	3/8/2003	(581.30)	—	—	—	(581.30)	—	—
SBC Capital Services	3/8/2003	(75.66)	—	—	—	(75.66)	—	—
SBC Capital Services	3/8/2003	(3,254.02)	—	—	—	(3,254.02)	—	—
SBC Capital Services	4/1/2003	(314.05)	—	—	(314.05)	—	—	—
SBC Capital Services	4/8/2003	(3,927.91)	—	—	(3,927.91)	—	—	—
SBC Capital Services	4/8/2003	(650.78)	—	—	(650.78)	—	—	—
SBC Capital Services	4/8/2003	(5,436.57)	—	—	(5,436.57)	—	—	—
SBC Capital Services	4/8/2003	(3,227.37)	—	—	(3,227.37)	—	—	—
SBC Capital Services	4/8/2003	(416.76)	—	—	(416.76)	—	—	—
SBC Capital Services	4/8/2003	(11,563.33)	—	—	(11,563.33)	—	—	—
SBC Capital Services	4/8/2003	(3,254.02)	—	—	(3,254.02)	—	—	—
SBC Capital Services	4/8/2003	(4,231.52)	—	—	(4,231.52)	—	—	—
SBC Capital Services	4/8/2003	(3,554.00)	—	—	(3,554.00)	—	—	—
SBC Capital Services	4/8/2003	(4,352.43)	—	—	(4,352.43)	—	—	—
SBC Capital Services	4/8/2003	(75.66)	—	—	(75.66)	—	—	—
SBC Capital Services	4/24/2003	73.13	—	—	73.13	—	—	—
SBC Capital Services	4/24/2003	70.48	—	—	70.48	—	—	—
SBC Capital Services	4/24/2003	36.72	—	—	36.72	—	—	—
SBC Capital Services	4/24/2003	68.96	—	—	68.96	—	—	—
SBC Capital Services	4/24/2003	62.28	—	—	62.28	—	—	—
Simon, Warner & Doby LLP	4/30/2003	(17,417.10)	—	—	(17,417.10)	—	—	—
Simon, Warner & Doby LLP	5/30/2003	(26,827.60)	—	(26,827.60)	—	—	—	—
SSE	5/30/2003	(816.44)	—	(816.44)	—	—	—	—
Steve Herlocher	5/13/2003	17.76	—	17.76	—	—	—	—
Steven Roten	3/25/2003	(95.00)	—	—	—	(95.00)	—	—
Stuart Rollyson	5/15/2003	(281.78)	—	(281.78)	—	—	—	—
Stuart Rollyson	5/15/2003	(507.96)	—	(507.96)	—	—	—	—
Tave & Assoc. LLC	4/30/2003	(5,000.00)	—	—	(5,000.00)	—	—	—
Terabase Corporation	5/11/2003	(17,666.66)	—	(17,666.66)	—	—	—	—
Terabase Corporation	6/7/2003	(17,666.66)	(17,666.66)	—	—	—	—	—
the451.com	5/30/2003	(2,000.00)	—	(2,000.00)	—	—	—	—
Thomas Murphy	3/4/2003	(510.14)	—	—	—	(510.14)	—	—
Toshiba America Info Sys Inc.	3/8/2003	(223.56)	—	—	—	(223.56)	—	—
Toshiba America Info Sys Inc.	4/8/2003	(223.56)	—	—	(223.56)	—	—	—
Toyota Financial Services	4/8/2003	(404.67)	—	—	(404.67)	—	—	—
Transgroup	4/3/2003	(100.00)	—	—	(100.00)	—	—	—
Transgroup	4/6/2003	(412.70)	—	—	(412.70)	—	—	—
Transgroup	4/6/2003	(540.75)	—	—	(540.75)	—	—	—
Transgroup	4/10/2003	(1,000.00)	—	—	(1,000.00)	—	—	—
Transgroup	4/18/2003	(305.00)	—	—	(305.00)	—	—	—
Transgroup	4/27/2003	(3,016.00)	—	—	(3,016.00)	—	—	—
Transgroup	4/27/2003	(500.00)	—	—	(500.00)	—	—	—
Transgroup	5/1/2003	(1,000.00)	—	(1,000.00)	—	—	—	—
Transgroup	5/4/2003	(500.00)	—	(500.00)	—	—	—	—
Transgroup	5/4/2003	(143.66)	—	(143.66)	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Transgroup	5/4/2003	(200.00)	—	(200.00)	—	—	—	—
Transgroup	5/4/2003	(463.71)	—	(463.71)	—	—	—	—
Transgroup	5/4/2003	(100.00)	—	(100.00)	—	—	—	—
Transgroup	5/11/2003	(140.05)	—	(140.05)	—	—	—	—
Transgroup	5/11/2003	(143.25)	—	(143.25)	—	—	—	—
Transgroup	5/15/2003	(190.00)	—	(190.00)	—	—	—	—
Transgroup	5/31/2003	(100.00)	—	(100.00)	—	—	—	—
Transgroup	5/31/2003	(100.00)	—	(100.00)	—	—	—	—
Transgroup	6/1/2003	(250.53)	(250.53)	—	—	—	—	—
Transgroup	6/1/2003	(240.50)	(240.50)	—	—	—	—	—
Transgroup	6/5/2003	(100.00)	(100.00)	—	—	—	—	—
Transgroup	6/7/2003	(230.00)	(230.00)	—	—	—	—	—
Transgroup	6/7/2003	(230.00)	(230.00)	—	—	—	—	—
Transgroup	6/8/2003	(267.70)	(267.70)	—	—	—	—	—
Transgroup	6/8/2003	(2,203.26)	(2,203.26)	—	—	—	—	—
Transgroup	6/8/2003	(132.15)	(132.15)	—	—	—	—	—
Transgroup	6/13/2003	(936.97)	(936.97)	—	—	—	—	—
Transgroup	6/13/2003	(280.00)	(280.00)	—	—	—	—	—
Transwestern Commercial Services	5/23/2003	(18,912.36)	—	(18,912.36)	—	—	—	—
Transwestern Commercial Services	5/24/2003	(34,740.99)	—	(34,740.99)	—	—	—	—
Verizon (15124)	4/25/2003	(560.03)	—	—	(560.03)	—	—	—
Verizon (28007)	3/15/2003	(262.37)	—	—	—	(262.37)	—	—
Verizon (28007)	4/18/2003	(4,182.17)	—	—	(4,182.17)	—	—	—
Verizon (28007)	4/30/2003	(345.57)	—	—	(345.57)	—	—	—
Verizon (28007)	5/4/2003	(327.80)	—	(327.80)	—	—	—	—
Volt Delta Resources	5/1/2003	7,460.27	—	7,460.27	—	—	—	—
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	(784.56)	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	(86.14)	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	(86.14)	—	—
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	(795.50)	—	—
Xerox Corporation	3/8/2003	(1,532.79)	—	—	—	(1,532.79)	—	—
Xerox Corporation	4/8/2003	(1,532.79)	—	—	(1,532.79)	—	—	—
XO Communications	4/21/2003	(603.02)	—	—	(603.02)	—	—	—

TOTAL POST-PETITION		(1,093,713.02)	(63,158.98)	(721,188.33)	(176,285.45)	(106,140.19)	(26,940.07)	—

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Software (1)

FORM OPR-5

Month Ended:  May 31, 2003

	March	April	May	June	July	August	Filing to Date

Total Revenues	5,017,913	5,373,891	597,225				10,989,029

Salaries & Benefits	611,650	722,766	139,386				1,473,802
Other Expenses	454,113	516,279	458,321				1,428,713

Total Cost of Rev.	1,065,763	1,239,045	597,707				2,902,515

Gross Margin	3,952,150	4,134,846	(482)				8,086,514

Salaries & Benefits	3,592,144	3,539,178	1,830,314				8,961,636
Professional Fees	—	3,482,867	2,700,984				6,183,851
Other Expenses	1,127,690	2,192,385	145,833				3,465,908

Total Operating Expenses	4,719,834	9,214,430	4,677,131				18,611,395

Operating Inc/(Loss)	(767,684)	(5,079,584)	(4,677,613)				(10,524,881)

Interest Income	40,385	49,980	34,883				125,248
Interest Expense	(25,652)	(22,699)	(11,814)				(60,165)
Depreciation & Amort	(1,624,178)	(1,401,976)	(633,126)				(3,659,280)
Loss on Sale of Business	—	—	(67,613,496)				(67,613,496)
Extraordinary Income/(Expense) (2)	8,146,667	27,324,823	12,966,808				48,438,298

Total Other Inc/(Expense)	6,537,222	25,950,128	(55,256,745)				(22,769,395)

Net Income/(Loss)	5,769,538	20,870,544	(59,934,358)				(33,294,276)

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2) Recovery of previously impaired facility leases due to 502(b)6 limitations.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software (1)
FORM OPR-6

Month Ended:  May 31, 2003

	Mar-03	Apr-03	May-03	Jun-03	Jul-03
SOURCES OF CASH
Income (Loss) From Operations	5,769,538	20,870,544	(59,934,358)
Add: Depreciation, Amortization & Other Non-Cash	1,624,178	1,401,976	633,126
Subtract: Extraordinary Non-Cash Gain	(8,146,667)	(27,324,823)	(12,966,808)
CASH USED IN OPERATIONS	(752,951)	(5,052,303)	(72,268,040)
Decrease in Assets:
Accounts Receivable	5,643,377	3,335,253	—
Prepaid Expenses & Deposits	492,521	—	—
Other	693,693	890,799	—
Divestiture of Assets Upon Sale	—	—	170,935,344
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—
Post Petition Liabilities	8,142,418	13,344,517	9,144,934
TOTAL SOURCES OF CASH (A)	14,219,058	12,518,266	107,812,238

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,288,444)	(3,099,475)	—
Prepaid Expenses & Deposits	—	(247,061)	—
Other	(483,818)	(3,062,104)	(83,858)
Decrease in Liabilities:
Pre-Petition Liabilities	(500,756)	(1,805,687)	(1,870,262)
Post Petition Liabilities	(6,466,799)	(7,900,570)	(11,722,905)
Deferred Revenue	(3,782,561)	(2,463,710)	—
Divestiture of Liabilities Upon Sale	—	—	(53,962,351)
TOTAL USES OF CASH (B)	(14,522,378)	(18,578,607)	(67,639,376)
NET SOURCE (USE) OF CASH (A-B=NET)	(303,320)	(6,060,341)	40,172,862
CASH – BEGINNING BALANCE (See OPR-1)	40,154,891	39,851,571	33,791,230
CASH – ENDING BALANCE (See OPR-1)	39,851,571	33,791,230	73,964,092

Notes:

(1) Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.